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                                                                    Exhibit 4.41

(TECHNOLOGY PARTNERSHIPS CANADA LOGO)           TARTENARIAT TECHNOLOGIQUE CANADA

An Agency of Industry Canada                    Un organlsme d'Industrie Canada

                                                      TPC PROJECT NO. 720-481443
                                                                 AMENDMENT NO. 2

                         TECHNOLOGY PARTNERSHIPS CANADA

                               AMENDMENT AGREEMENT

THIS AGREEMENT made

BETWEEN: HER MAJESTY THE QUEEN IN RIGHT OF CANADA, as represented by the Minister of Industry
         (hereinafter referred to as the "MINISTER")

AND:     MARCH NETWORKS CORPORATION
         (hereinafter referred to as "a PROPONENT" or "MARCH NETWORKS").

AND:     MITEL NETWORKS CORPORATION
         (hereinafter referred to as "a PROPONENT" or "MITEL NETWORKS")

AND:     MITEL KNOWLEDGE CORPORATION
         (hereinafter referred to as "a PROPONENT" or "MITEL KNOWLEDGE")

Collectively referred to as "the PROPONENTS".

INTRODUCTION

(i) The Minister and the Proponents entered into a Contribution Agreement dated the 10th day of October, 2002 under the Technology Partnerships Canada Program (the "Contribution Agreement"); and

(ii) The Contribution Agreement was amended by letter dated March 27, 2003, now called Amendment Number 1; and

(iii) The Minister and the Proponents now wish to amend the Contribution Agreement.

IN CONSIDERATION OF THEIR RESPECTIVE OBLIGATIONS SET OUT IN THE CONTRIBUTION AGREEMENT, THE PARTIES AGREE TO AMEND THE CONTRIBUTION AGREEMENT AS FOLLOWS:

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                                                                          Page 2


1. This Amendment must be signed by the Recipient and received by the Minister within thirty (30) days of its signature on behalf of the Minister, failing which it will be null and void.

2.   In Article 3.2:

     DELETE:  the date "September 30th, 2004"; and
     REPLACE: with the date "March 31st, 2005".

3.   In Article 4.3:

     DELETE:  the Fiscal Year Contribution amounts in their entirety; and
     REPLACE: with the following Fiscal Year Contribution amounts:





4.   In Article 7.2:

     DELETE: the name "Dr. Donald Mills" and the title "Chief Operating Officer" for March Networks Corporation, and
     REPLACE: with the name "Peter Strom" and the title "President and Chief
              Executive Officer".

5.   In Article 8.1:

     DELETE:  the date "September 30th, 2004"; and
     REPLACE: with the date "March 31st, 2005".

6.   In Schedule 8, Article 4.8:

     DELETE: the name "Dr. Donald Mills" and the title "Chief Operating Officer" for March Networks Corporation, and
     REPLACE: with the name "Peter Strom" and the title "President and Chief
              Executive Officer".

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                                                                          Page 3


IN WITNESS WHEREOF the parties hereto have executed this Amendment Agreement through duly authorized representatives.

HER MAJESTY THE QUEEN IN RIGHT
OF CANADA, as represented by the Minister of Industry


Per: /s/ Denise Cuevremont              Apr. 27, 2004
     -------------------------------    Date
     Technology Parterships Canada

     DENISE CUEVREMONT - DIRECTOR
     Name & Title


MARCH NETWORKS CORPORATION]


Per: /s/ Peter Strom                    May 02, 2004
     -------------------------------    Date
     Peter Strom President/CEO
     Name & Title


MITEL NETWORKS CORPORATION]


Per: /s/ Don Smith                      29 April, 2004
     -------------------------------    Date
     DON SMITH, CEO
     Name & Title


MITEL KNOWLEDGE CORPORATION]


Per: /s/ Jose Medeiros                  April 30, 2004
     -------------------------------    Date
     JOSE MEDEIROS, CFO
     Name & Title

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(TECHNOLOGY PARTNERSHIPS CANADA LOGO)           PARTENARIAT TECHNOLOGIQUE CANADA

An Agency of Industry Canada                    Un organisms d'lndustrie Canada

                                                      TPC PROJECT NO. 720-481443
                                                                  AMENDMENT NO.3

                         TECHNOLOGY PARTNERSHIPS CANADA

                               AMENDMENT AGREEMENT

THIS AGREEMENT made

Between: HER MAJESTY THE QUEEN IN RIGHT OF CANADA, as represented by the
         Minister of Industry (hereinafter referred to as the "Minister")

And: MARCH NETWORKS CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "a PROPONENT" or "MARCH NETWORKS").

And: MITEL NETWORKS CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "a PROPONENT" or "MITEL NETWORKS").

And      MITEL KNOWLEDGE CORPORATION
         (hereinafter referred to as "a PROPONENT" or "MITEL KNOWLEDGE")

Collectively referred to as the PROPONENTS.

WHEREAS:

1. The Minister and the Proponents entered into a Contribution Agreement dated the 10th day of October, 2002 pursuant to the Technology Partnerships Canada Program (the "Contribution Agreement"); and

2. The Contribution Agreement was amended by letter dated March 27, 2003 entitled Amendment Number 1; and

3. Amendment Number 2 executed on April 27, 2004 further amended the Contribution Agreement, and

4. Mitel Knowledge has pursuant to subsection 211 (4) of the Canada Business Corporations Act provided a Statement of Intent to Dissolve Mitel Knowledge

(CANADA LOGO)                                                          (GRAPHIC)

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                                        2


     Corporation to the Director under this Act. This Amendment Agreement is contingent upon the receipt by Mitel Knowledge of a Certificate of intent to dissolve pursuant to subsection 211(5) and section 262 of the Canada Business Corporations Act and remittance of same to the Minister as evidence that it has been dissolved.

5. Mitel Knowledge has requested and the Minister has agreed following completion of an extensive case review to delete Mitel Knowledge as a Proponent to this Contribution Agreement pending receipt of the certificate of dissolution. Therefore, in consideration of their respective obligations set out in the Contribution Agreement the Minister and the Proponents now wish to further amend the Contribution Agreement.

THEREFORE, the Parties agree as follows:

1.   The above preamble is part of this Amendment Agreement (the "Agreement").

2. Unless the context dictates otherwise, words and phrases defined in the Contribution Agreement have the same meaning in this Agreement

3.   PAGE 1 delete:

     "And: MITEL KNOWLEDGE CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "a PROPONENT" or "MITEL KNOWLEDGE")."

4.   ARTICLE 4.3 delete and replace with the following:

     4.3 Unless the Minister agrees otherwise in writing, and subject to the overall limit stipulated in section 4.1 above, the amount of the Contribution will not exceed the following amounts in the relevant Fiscal Years of the Project as follows:





     The Minister will consider any request to reprofile these funds, but the Minister will have no obligation to pay any greater amount in any of the said Fiscal Years except to the extent that such reprofiling will have been agreed to by the Minister.

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4.   ARTICLE 7.2 delete address for Mitel Knowledge Corporation

     "Jose Madeiros"
      Chief financial Officer
      Mitel Knowledge Corporation
      555 Legged drive-Tower B
      Suite 534
      Ottawa, Ontario K2K 2X3"

6.    ARTICLE 8.15 delete in its entirety.

All provisions of the Contribution Agreement remain in full force and effect, except as modified by this Amendment Agreement which will enter into force upon receipt by the Minister of the Certificate of Dissolution issued by the Director of Corporations to Mitel Knowledge.
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                                        4


IN WITNESS WHEREOF the parties hereto have executed this Amendment Agreement through duly authorized representatives.

HER MAJESTY THE QUEEN IN RIGHT
OF CANADA, as represented by the Minister of Industry


Per: /s/ Denise Guevremont              Sept 9, 2004
     --------------------------------   Date
     Technology Partnerships Canada

Denise Guevremont, Director, Enabling Technologies Directorate


MARCH NETWORKS CORPORATION


Per: /s/ Peter Strom                    Sept 14, 04
     --------------------------------   Date
     Peter Strom President & CEO
     Name & Title


MITEL NETWORKS CORPORATION


Per: /s/ DON SMITH                      Sept 16, 04
     --------------------------------   Date
     DON SMITH CEO
     Name & Title


MITEL KNOWLEDGE CORPORATION


Per: /s/ JOSE MEDEIROS                  Sept 10, 2004
     --------------------------------   Date
     JOSE MEDEIROS CFO
     Name & Title

(TECHNOLOGY PARTNERSHIPS CANADA LOGO)           PARTENARIAT TECHNOLOGIQUE CANADA

An Agency of Industry Canada                    Un organisme d'lndustrie Canada

                                                      TPC PROJECT NO. 720-481443
                                                                  AMENDMENT NO.4

                         TECHNOLOGY PARTNERSHIPS CANADA

                               AMENDMENT AGREEMENT

THIS AGREEMENT MADE

Between: HER MAJESTY THE QUEEN IN RIGHT OF CANADA, as represented by the Minister of Industry
         (hereinafter referred to as the "Minister")

And: MARCH NETWORKS CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "the Proponent" or "March Networks").

And: MITEL NETWORKS CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "the Proponent" or "Mitel Networks").

And: MARCH HEALTHCARE CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "the Proponent" or "March Healthcare").

         Collectively referred to as the PROPONENTS, and acting herein as joint and several.

INTRODUCTION

1. The Minister, March Networks, Mitel Networks and Mitel Knowledge Corporation entered into a Contribution Agreement dated the 10th day of October, 2002 under the Technology Partnerships Canada Program (the "Contribution Agreement"); and

2. The Contribution Agreement was amended by letter dated March 27, 2003 entitled Amendment Number 1; and

3. Amendment Number 2 executed on April 27, 2004 further amended the Contribution Agreement, and

4. Amendment Number 3 executed on September 9, 2004 further amended the Contribution

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     Agreement, and

5. March Networks has requested and the Minister has agreed to insert March Healthcare as a Proponent, to this Contribution Agreement.

IN CONSIDERATION OF THEIR RESPECTIVE OBLIGATIONS SET OUT IN THE CONTRIBUTION AGREEMENT, THE PARTIES AGREE TO AMEND THE CONTRIBUTION AGREEMENT AS FOLLOWS:

1.   At PAGE 1, insert:

     "And: MARCH HEALTHCARE CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "the Proponent" or "March Healthcare")."

2.   At ARTICLE 7.2, insert:

     Christine Cimaglia,
     Chief Operating Officer
     March Healthcare Corporation
     555 Legget Drive - Tower B
     Ottawa, Ontario K2K 2X3

     Fax: (613) 591-7337

3.   At Page 6, insert new ARTICLE 8.3.4

     "The Minister consents to the transfer of all Intellectual Property related to the March Networks tele-health solution be transferred to March Healthcare, effective as of the effective date of this Amendment Agreement No. 4 since March Healthcare is now one of the Proponents under this Agreement. The parties agree that March Healthcare will be responsible for its compliance with the terms and conditions of the Contribution Agreement for that portion of the Project that relates to the tele-health solution."

ALL PROVISIONS OF THE CONTRIBUTION AGREEMENT REMAIN IN FULL FORCE AND EFFECT, EXCEPT AS MODIFIED BY THIS AMENDMENT AGREEMENT.

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IN WITNESS WHEREOF the parties hereto have executed this Amendment Agreement through duly authorized representatives.

HER MAJESTY THE QUEEN IN RIGHT
OF CANADA, as represented by the Minister of Industry


Per: /s/ Kash Ram                                2005-06-15
     -----------------------------------------   Date
     Technology Partnerships Canada

     KASH RAM, DIRECTOR, ENABLING TECHNOLOGIES
     Name & Title


MARCH NETWORKS CORPORATION


Per: /s/ Ken Taylor
     -----------------------------------------   2005-06-23
     KEN TAYLOR, CFO                             Date
     Name & Title


MITEL NETWORKS CORPORATION


Per: /s/ Don Smith
     -----------------------------------------   27 JUNE 05
     DON SMITH, CEO                              Date
     Name & Title


MARCH HEALTHCARE CORPORATION


Per: /s/ Christine Cimaglia
     -----------------------------------------   June 20/05
     CHRISTINE CIMAGLIA, COO                     Date
     Name & Title

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(TECHNOLOGY PARTNERSHIPS CANADA LOGO)           PARTENARIAT TECHNOLOGIQUE CANADA

An Agency of Industry Canada                    Un organisme d'Industrie Canada

                                                      TPC PROJECT NO. 720-481443
                                                                 AMENDMENT NO. 5

                         TECHNOLOGY PARTNERSHIPS CANADA

                               AMENDMENT AGREEMENT

THIS AGREEMENT MADE

Between: HER MAJESTY THE QUEEN IN RIGHT OF CANADA, as represented by the
         Minister of Industry (hereinafter referred to as the "Minister")

And: MARCH NETWORKS CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "the Proponent" or "March Networks").

And: MITEL NETWORKS CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "the Proponent" or "Mitel Networks").

And: MARCH HEALTHCARE CORPORATION, a corporation duly incorporated under the laws of Canada, having its head office located at Ottawa, Ontario (hereinafter referred to as "the Proponent" or "March Healthcare").

         Collectively referred to as the PROPONENTS, and acting herein as joint and several.

INTRODUCTION

1. The Minister, March Networks, Mitel Networks and Mitel Knowledge Corporation entered into a Contribution Agreement dated the 10th day of October, 2002 under the Technology Partnerships Canada Program (the "Contribution Agreement"); and

2. The Contribution Agreement was amended by letter dated March 27, 2003 entitled Amendment Number 1; and

3. Amendment Number 2 executed on April 27, 2004 further amended the Contribution Agreement, and

(CANADA LOGO)                                                          (GRAPHIC)

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                                       2


4. Amendment Number 3 executed on September 9, 2004 further amended the Contribution Agreement, and

5. Amendment Number 4 executed on June 27, 2005 further amended the Contribution Agreement, and

6.   The Minister and the Proponent now wish to amend the Contribution
     Agreement.

IN CONSIDERATION OF THEIR RESPECTIVE OBLIGATIONS SET OUT IN THE CONTRIBUTION AGREEMENT, THE PARTIES AGREE TO AMEND THE CONTRIBUTION AGREEMENT AS FOLLOWS:

1.   At Article 8, entitled "Special Conditions":

DELETE:








AND SUBSTITUTE WITH THE FOLLOWING:

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                                        3










ALL PROVISIONS OF THE CONTRIBUTION AGREEMENT REMAIN IN FULL FORCE AND EFFECT, EXCEPT AS MODIFIED BY THIS AMENDMENT AGREEMENT.

IN WITNESS WHEREOF the parties hereto have executed this Amendment Agreement through duly authorized representatives.

HER MAJESTY THE QUEEN IN RIGHT
OF CANADA, as represented by the Minister of Industry


Per: /s/ Linda Dunn                                   Sept. 26/05
     ----------------------------------------------   Date
     Technology Partnerships Canada

     Linda Dunn, A/Director - Enabling Technologies


MARCH NETWORKS CORPORATION


Per: /s/ Peter Strom                                  Oct 1, 05
     ----------------------------------------------   Date
     Peter Strom
     President & CEO
     Name & Title


MITEL NETWORKS CORPORATION


Per: /s/ Steve Spooner                                9/30/05
     ----------------------------------------------   Date
     Steve Spooner
     CFO
     Name & Title

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MARCH HEALTHCARE CORPORATION


Per: /s/ CHRISTINE CIMAGLIA                           3 OCT 05
     ----------------------------------------------   Date
     CHRISTINE CIMAGLIA, COO
     Name & Title